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                                                                   EXHIBIT 10.38



                              AMENDMENT NUMBER ONE
                                     TO THE
                           MAXWELL LABORATORIES, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN


                The Maxwell Laboratories, Inc. 1994 Employee Stock Purchase Plan (the "Plan"), is hereby amended in the following respects:

        1.      Elimination of Six (6) Month Eligibility Period.

                Section 4(a), under Eligibility, is hereby deleted in its entirety; and

                Section 6, Participation in the Plan, is hereby amended to delete "after satisfying the eligibility requirements" in the first sentence thereof and is hereby amended to delete "after becoming eligible to participate in such Offering Period under the Plan" in the second sentence thereof.

        2.      Name of Plan.

                The name of the Plan is hereby changed to Maxwell Technologies, Inc. 1994 Employee Stock Purchase Plan.

        3.      Effective Date.

                This Amendment Number One to the Plan shall be effective as of April 30, 1997.

        4.      Ratification and Re-Affirmation.

                Except as specifically amended hereby, the Plan, as heretofore amended to date shall remain in full force and effect in accordance with its terms.


                                        MAXWELL TECHNOLOGIES, INC.


                                        By: /s/ Donald M. Roberts
                                            ----------------------------
                                            Donald M. Roberts, Secretary